Table of Contents

USAA Family of Funds                                    1
Message from the President                              2
Investment Review                                       4
Message from the Manager                                5
Shareholder Voting Results                              7
Financial Information:
     Statement of Assets and Liabilities                8
     Portfolio of Investments in Securities             9
     Notes to Portfolio of Investments in Securities   10
     Statement of Operations                           11
     Statements of Changes in Net Assets               12
     Notes to Financial Statements                     13

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA GNMA Trust, managed by USAA Investment Management Company (IMCO).
It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.
USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message from the President

A few weeks ago I attended a meeting of past presidents of one of San Antonio's distinguished institutions. We discussed a variety of subjects that evening, including the investment performance of the organization's endowment. In such organizations, I usually become chairman of the investment committee, so I reported that through twelve months our fund had a total return of about 24%.(1) One of my fellow past presidents observed about another fund with which he is involved, "Well - we are up over 35%!" He stopped short of asking, "What's your problem?" This was not that uncommon an exchange.

I attempted to expand on the subject a bit. The investment committee which I chair set down a strategy back in 1993. We concurred that the investment goals and the risk tolerance of our board of trustees could be accommodated with a portfolio that was 50% in growth stocks and 50% in long-term fixed-income vehicles. This being a committee and my having but one vote, I am pleased to say that the USAA Income Fund was chosen as the fixed income investment. The 50/50 balance is re-established at the end of each fiscal year so that the risk profile is maintained.

My colleague referred to a very different kind of investment.
His was a family affair, and their investment decision was 100% in an aggressive growth stock fund.(2) So, which did better? There is not a simple answer, so what I'll give is my opinion.

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board, appears here]

I think both of us did just fine. No matter what kind of market we have been through, you will always be able to find someone who had a higher and a lower return than you. Is it worthwhile to shift all of your investments to that higher return? I think not. Investment decisions are, by necessity, forward looking. In the case of mutual funds you must rely on two things; the company with which you have chosen to invest and on yourself. The latter means you have invested in a way with which you are comfortable. Then you should bear in mind that in any market someone else is going to have a higher return.

The board of the institution whose investment committee I chair is delighted with their investment performance, both return and volatility. I am sure that my colleague's family is also delighted with theirs. I do not expect that either of us will change our strategy any time soon.

"No matter what kind of market we have been through, you will always be able to find someone who had a higher and a lower return than you."

                    Sincerely,

                    Michael J.C. Roth, CFA
                    President and
                    Vice Chairman of the Board

(1) For the 12 months ending December 31, 1995.
    Average Annual Total Return:  1 Year    5 Years   10 Years
    ---------------------------   ------    -------   --------
        USAA Income Fund          24.47%    10.91%     10.43%

(2) An aggressive growth fund seeks maximum capital gains as its investment objective. Current income is not a significant factor. Some may invest in stocks of businesses that are somewhat out of the mainstream, such as fledgling companies, new industries, companies fallen on hard times, or industries temporarily out of favor. USAA IMCO manages this type of fund.

    Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.

    The performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    For more complete information about any mutual fund managed by USAA Investment Management Company, including charges and expenses, please call for a prospectus. Please read the prospectus carefully before you invest or send money.

Investment Review

GNMA Trust

OBJECTIVE: Provide investors with a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. government. While the value of the Fund's shares is not insured or guaranteed by the U.S. government, the Fund endeavors to maintain low-to-moderate fluctuations of the share price.

TYPES OF INVESTMENTS: At least 65 percent of the Fund's total assets are invested in Government National Mortgage Association (GNMA) pass-through certificates. The remaining assets of the Fund are invested in other obligations backed by the full faith and credit of the U.S. government.

                                          5/31/95         11/30/95
Net Assets                            $265.6 Million   $292.4 Million
Net Asset Value Per Share                 $10.09          $10.30


Average Annual Total Returns as of 11/30/95
May 31, 1995 to November 30, 1995                           5.74%#
1 Year                                                     15.96%
Since inception on February 1, 1991                         8.47%

# Total returns for periods of less than one year are not annualized.
  This six-month return is cumulative.


30-Day SEC Yield on November 30, 1995                       6.62%*

*Calculated as prescribed by the Securities and Exchange Commission.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 2/1/91 to 11/30/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: Lehman Brothers GNMA 30-Year Index - $14,917, USAA GNMA Trust - $14,817, and the Lipper GNMA Funds Average - $14,360.]

The graph illustrates how the USAA GNMA Trust closely tracks the broad-based unmanaged index of the Lehman Brothers Inc. GNMA 30-Year Index and an unmanaged index of funds similar to the Trust as represented by the Lipper GNMA Funds Average. It depicts a hypothetical investment in the USAA GNMA Trust of $10,000 since the Trust's inception on February 1, 1991, to November 30, 1995.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[Photograph of Kenneth E. Willmann, Portfolio Manager appears here]

Market Overview

The six-month period ending November 30, 1995, witnessed the continuation of the bull market in bonds which began in November 1994. The yield on the 10-year U.S. Treasury note, the standard against which most mortgage-related securities are measured, fell about half of 1% from May 31, 1995, to November 30, 1995. Prices on bonds continued to rise commensurately. The price on GNMA 7% pass-through certificates, for example, rose 1.74% in the same time frame.



Mortgage Refinancing

Many of you may have refinanced a home mortgage in the 1992-93 time frame. If you did, you probably lowered your mortgage payments by paying off an older, higher-interest-rate mortgage with the borrowings from a new lower-interest-rate mortgage. I know I did.

When a mortgage is refinanced, the principal is paid off early. If the mortgage is part of a pool, the owner of the pool receives these prepayments at par value. Since the refinanced mortgage had a higher interest rate, the pool probably had a higher interest rate, or coupon. The market value of such a pool was most likely above par value. If the mortgage pool holder receives prepayments at par, they may be giving up both the higher interest rate earned on the pool and any market value over par. The money received, if reinvested, would earn current, probably lower, interest rates.

Strategy

As interest rates continued to fall over this summer and fall, refinancing picked up again, though to a more modest extent than in 1993. In order to soften the negative impact of prepayments and perhaps to benefit a bit from them, this summer I began a strategy of gradually moving into lower-coupon pools with market values below par. These contain lower-interest-rate mortgages. The probability of prepayment from refinancing is much lower. If prepayments occur, we receive par value, which is more than I paid for the pools. As of November 30, 1995, the breakdown of the mortgage pools held by the Fund by coupon is illustrated below:

[A graph is shown here which shows Mortgage Pool Composition by Coupon Rate as of November 30, 1995. The vertical axis shows the coupon rate, and the horizontal axis shows the category percentage. The values are:

Coupon Rate   6.0   6.5   7.0   7.5   8.0   8.5   9.0   9.5   10.0
Category %   29.1  22.0  17.7  14.3   4.3   5.4   4.0   2.7    0.5

The graph also shows the average coupon rate to be 6.93%]

This strategy will definitely benefit from further declines in interest rates, since lower-coupon pools have somewhat more price volatility than higher-coupon pools. As of November 30, 1995, about 60% of the portfolio was invested in pools which were selling at a discount to par value.

The Future

I believe the U.S. economy is slowly decelerating. This gradual slowdown should keep inflationary pressures in check, which has the further effect of keeping interest rates from rising. In fact, I believe interest rates are more likely to decline than to rise over the next few months.

In the period from May 31, 1995, to November 30, 1995, the cumulative total return was 5.74% and the income yield was 3.48 %. Both were attractive compared to the Lipper GNMA Fund Average of 4.73% and 3.29%, respectively. I will continue to follow a strategy of maximizing the total return on the portfolio, while favoring income over capital gains.

See page 9 for a complete listing of the Portfolio of Investments in Securities.


Shareholder Voting Results


On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the GNMA Trust only for proposal (2) and in the aggregate for the entire USAA Investment Trust (the Trust) for proposals (1) and (3).

(1) Proposal to elect a Board of Trustees as follows:

                                           Votes            Votes
     Trustee                                For           Withheld
     Hansford T. Johnson*               112,569,933      2,138,930
     Michael J.C. Roth                  111,522,559      3,186,304
     John W. Saunders, Jr.              112,598,635      2,110,228
     George E. Brown                    111,259,788      3,449,075
     Howard L. Freeman, Jr.             112,481,010      2,227,853
     Richard A. Zucker                  112,225,587      2,483,276
     Barbara B. Dreeben                 111,409,531      3,299,332

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M. Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:


                                                       Number of Shares Voting
                                                  For           Against        Abstain
                                                  ---           -------        -------
Proposal to amend the 5% and 10% issuer        13,998,100        961,884        544,429
diversification restrictions to apply to 75%
of a Fund's total assets rather than 100%.

Proposal to amend the restriction relating     13,368,008      1,510,338        626,067
to borrowing to allow a Fund to borrow an
amount not exceeding 331/3% of its total
assets (including the amount borrowed)
less liabilities (other than borrowings) for
temporary or emergency purposes.

Proposal to amend the restriction relating     13,464,756      1,340,679        698,977
to lending portfolio securities to permit a
Fund to lend up to 1/3 of its total assets
to other parties.

(3) Proposal to ratify or reject the          107,284,373      2,323,184      5,101,298
selection by the Board of Trustees of KPMG
Peat Marwick LLP as auditors for the Trust
for the fiscal year ending May 31, 1996.

GNMA Trust
Statement of Assets and Liabilities
(In Thousands)

November 30, 1995
(Unaudited)

Assets
     Investments in securities, at market value
                  (identified cost of $281,983)           $    291,048
     Cash                                                           73
     Receivables:
          Capital shares sold                                      261
          Interest                                               1,842
                                                          ------------
               Total assets                                    293,224
                                                          ------------
Liabilities
     Capital shares redeemed                                       163
     USAA Investment Management Company                             30
     USAA Transfer Agency Company                                   28
     Accounts payable and accrued expenses                          75
     Dividends on capital shares                                   496
                                                          ------------
          Total liabilities                                        792
                                                          ------------
             Net assets applicable to capital shares
                                        outstanding       $    292,432
                                                          ============

Represented by:
     Paid-in capital                                      $    292,039
     Accumulated net realized loss on investments               (8,672)
     Net unrealized appreciation of investments                  9,065
                                                          ------------
             Net assets applicable to capital shares
                                       outstanding        $    292,432
                                                          ============
     Capital shares outstanding, unlimited number
             of shares authorized, no par value                 28,378
                                                          ============
     Net asset value, redemption price, and
             offering price per share                     $      10.30
                                                          ============

See accompanying notes to financial statements.

GNMA Trust
Portfolio of Investments in Securities
(In Thousands)

November 30, 1995
(Unaudited)

 Principal                                                 Market
  Amount                       Security                     Value
 ---------                     --------                    ------
                    U.S. Government & Agency Issues (98.9%)

             Government National Mortgage Assn. I (38.4%)
$ 65,951        6.00%, 12/15/23 - 1/15/24                  $ 63,434
  10,067        7.00%, 5/15/24 - 6/15/24                     10,111
  10,331        7.50%, 7/15/23                               10,566
   5,700        8.00%, 1/15/22 - 7/15/22                      5,916
  11,226        8.50%, 6/15/21 - 7/15/22                     11,766
   3,463        9.00%, 11/15/16 - 5/15/21                     3,668
   6,328        9.50%, 2/15/17 - 12/15/19                     6,796
                                                           --------
                                                            112,257
                                                           --------

             Government National Mortgage Assn. II (56.1%)
  17,620        6.00%, 12/20/23 - 8/20/24                    16,838
  62,202        6.50%, 1/20/24 - 9/20/25                     60,867
  38,923        7.00%, 5/20/24 - 9/20/25                     38,879
  28,353        7.50%, 10/20/23 - 5/20/25                    28,853
   5,753        8.00%, 12/20/22                               5,941
   2,916        8.50%, 5/20/22 - 6/20/22                      3,040
   6,889        9.00%, 8/20/24                                7,245
     734        9.50%, 12/20/21                                 779
   1,379       10.00%, 9/20/19                                1,495
                                                           --------
                                                            163,937
                                                           --------
             U.S. Treasury Bond (4.4%)
  13,000        6.25%, 8/15/23 (cost: $12,650)               13,004
                                                           --------
             Total U.S. government & agency issues
                                 (cost: $280,133)           289,198
                                                           --------

                    Repurchase Agreement (0.6%)

   1,850     First Chicago Corp., 5.85%, acquired on
              11/30/95 and due 12/01/95 at $1,850
              (collateralized by a $1,905 U.S.Treasury
              Bill, due 1/11/96; market value of $1,888)
              (cost: $1,850)                                  1,850
                                                           --------
             Total investments (cost: $281,983)            $291,048
                                                           ========

GNMA Trust
Notes to Portfolio of Investments in Securities
(In Thousands)

November 30, 1995
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

See accompanying notes to financial statements.

GNMA Trust
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1995
(Unaudited)

Net investment income:
   Interest Income                                 $10,222
                                                   -------
   Expenses:
     Management fees                                   173
     Transfer agent's fees                             161
     Custodian's fees                                   45
     Postage                                            17
     Shareholder reporting fees                         10
     Trustees' fees                                      1
     Registration fees                                  23
     Audit fees                                         14
     Legal fees                                          2
     Other                                               6
                                                  --------
        Total expenses                                 452
                                                  --------
           Net investment income                     9,770
                                                  --------
Net realized and unrealized gain on investments:
     Net realized gain                                 573
     Change in net unrealized appreciation/
	depreciation                                 5,387
						  --------
           Net realized and unrealized gain          5,960
                                                  --------
Increase in net assets resulting from operations  $ 15,730
                                                  ========

See accompanying notes to financial statements.

GNMA Trust
Statements of Changes in Net Assets

Six-month period ended November 30, 1995
and Year ended May 31,1995
(Unaudited)

                                                     11/30/95          5/31/95
                                                     --------          -------
From operations:
     Net investment income                          $  9,770         $  18,716
     Net realized gain (loss) on investments             573            (3,161)
     Change in net unrealized appreciation/
          depreciation of investments                  5,387             9,950
                                                    --------          --------
          Increase in net assets resulting
                       from operations                15,730            25,505
                                                    --------          --------
Distributions to shareholders from:
     Net investment income                            (9,770)          (18,716)
                                                    --------          --------
From capital share transactions:
     Shares sold                                      35,207            49,044
     Shares issued for dividends reinvested            6,744            12,952
     Shares redeemed                                 (21,050)          (64,465)
                                                    --------          --------
          Increase (decrease) in net assets
            from capital share transactions           20,901            (2,469)
                                                    --------          --------
Net increase in net assets                            26,861             4,320
Net assets:
     Beginning of period                             265,571           261,251
                                                    --------          --------
     End of period                                  $292,432          $265,571
                                                    ========          ========
Change in shares outstanding:
     Shares sold                                       3,472             5,022
     Shares issued for dividends reinvested              664             1,327
     Shares redeemed                                  (2,073)           (6,635)
                                                    --------          --------
          Increase (decrease) in shares outstanding    2,063              (286)
                                                    ========          ========
See accompanying notes to financial statements.

GNMA Trust
Notes to Financial Statements
(In Thousands)

November 30, 1995
(Unaudited)

(1) Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the GNMA Trust (the Fund). The Fund's investment objective is to provide a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. Government.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

3. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on the disposition.


(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets at the time of the borrowing. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the six-month period ended November 30, 1995.

(3)  Distributions

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed as of November 30, 1995. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year. At November 30, 1995, the Fund had capital loss carryovers for federal income tax purposes of approximately $8,672 which, if not offset by subsequent capital gains, will expire in or before 2003. It is unlikely that the Board of Trustees of the Trust will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)   Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the six-month period ended November 30, 1995 were $135,172 and $128,191, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1995 was $9,297 and $232, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .125% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1995, the Association and its affiliates owned 355 shares (1.3%) of the Fund.

(7) Repurchase Agreements

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

(8)  Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:


                              Six-month    Year     Eight-month
                            Period ended   ended    Period ended
                             November 30,  May 31,    May 31,       Year ended September 30,
                                1995        1995       1994       1993       1992       1991*
                                ----        ----       ----       ----       ----       -----
Net asset value at
     beginning of period    $   10.09   $    9.82  $   10.37  $   10.47  $   10.19   $   10.00
Net investment income             .36         .72        .49        .79        .82         .53
Net realized and
     unrealized gain (loss)       .21         .27       (.55)      (.10)       .28         .19
Distributions from net
     investment income           (.36)       (.72)      (.49)      (.79)      (.82)       (.53)
                            ---------   ----------  --------  ---------  ---------   ---------
Net asset value at
     end of period          $   10.30   $    10.09  $   9.82  $   10.37  $   10.47   $   10.19
                            =========   ==========  ========  =========  =========   =========
Total return (%) **              5.74        10.54      (.66)      6.79      11.18        7.48

Net assets at
      end of period (000)   $ 292,432   $  265,571  $ 261,251 $  288,879 $ 218,544   $  69,431
Ratio of expenses to
     average net assets (%)       .33(a)       .32        .31(a)     .32      .375(b)     .375(a)(b)
Ratio of net investment
     income to average net
     assets(%)                   7.08(a)      7.34       7.20(a)    7.53      7.92(b)     8.35(a)(b)
Portfolio turnover (%)          46.86        93.78      90.05      81.44     36.11        5.39

* Fund commenced operations February 1, 1991.
** Assumes reinvestment of all dividend income during the period.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:

                                                            Year Ended
                                                           September 30,
                                                           ------------
                                                           1992      1991*
                                                           ----      ----

Ratio of expenses to average net assets (%)                 .40      .91(a)
Ratio of net investment income to average net assets (%)   7.89     7.82(a)
